UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 6, 2012

Digital Domain Media Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-35325	27-0449505
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10250 SW Village Parkway, Port St. Lucie, Florida	34987
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (772) 345-8000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 6, 2012, John C. Textor resigned his positions as Chairman of the Board, Chief Executive Officer and Director of Digital Domain Media Group, Inc. (the “Company”) and his positions as an officer or director with the Company’s subsidiaries, effective immediately.  The Company has not entered into any agreements or arrangements with Mr. Textor regarding his resignation from these positions.

(c) On September 6, 2012, the Board appointed Ed J. Ulbrich, currently the Company’s Chief Creative Officer, to the additional position of Chief Executive Officer of the Company’s Digital Domain Productions business.  Michael Katzenstein, currently Interim Chief Operating Officer of the Company, will assume day-to-day responsibility for the Company’s headquarters and operations in Port St. Lucie, FL.  The Company has not entered into any agreements with Messrs. Ulbrich or Katzenstein regarding their new positions.  The information regarding Mr. Ulbrich’s business experience and relationship with the Company disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 30, 2012 is incorporated herein by reference.  The information regarding Mr. Katzenstein’s business experience and relationship with the Company disclosed in the Company’s Current Report on Form 8-K filed by the Company with the SEC on September 4, 2012 is incorporated herein by reference.

Item 8.01.  Other Events.

On September 7, 2012, the Company also announced that it has begun the cessation of its Florida operations by reducing virtually its entire Port St. Lucie workforce save for approximately 20 employees that will remain as part of the wind down.

On September 7, 2012, the Company issued a press release disclosing the Company’s executive changes and reduction in force.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibit

The following Exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated September 7, 2012, issued by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Domain Media Group, Inc.

Dated: September 7, 2012	By:	/s/ Edwin C. Lunsford, III
Edwin C. Lunsford, III
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 7, 2012, issued by the Company